UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2007

PSIVIDA LIMITED

(Exact name of registrant as specified in its charter)

Western Australia, Commonwealth of Australia	000-51122	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 12 BGC Centre

28 The Esplanade

Perth WA 6000

Australia

400 Pleasant Street

Watertown, MA 02472

U.S.A.

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 926-5000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to rule 13e04(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 27, 2007, the Company received a letter from the NASDAQ Listing Qualifications Department notifying the Company that, for the last 30 consecutive business days, the bid price of the Company’s American Depositary Shares (“ADSs”) has closed below the minimum $1.00 per share required for continued listing on the NASDAQ Global Market under Marketplace

Rule 4450(a)(5).

In accordance with Marketplace Rule 4450(e)(2), NASDAQ will provide the Company with 180 calendar days, or until June 24, 2008, to regain compliance. If at any time before June 24, 2008 the bid price of the Company’s ADSs closes at $1.00 per share or more for a minimum of 10 consecutive business days, NASDAQ will provide written notification that the Company has achieved compliance with Marketplace Rule 4450(a)(5). If compliance with Marketplace Rule 4450(a)(5) cannot be demonstrated by June 24, 2008, NASDAQ will provide written notice that the Company’s securities will be delisted from the NASDAQ Global Market. At that time, the Company may appeal NASDAQ’s determination or, if the Company satisfies the requirements of Marketplace Rule 4310(c) other than the minimum bid requirement, the Company may apply to transfer its securities to the NASDAQ Capital Market, in which case, if the Company’s application is approved, the Company will be afforded the remainder of the Capital Market’s second 180 calendar day period to regain compliance while on the NASDAQ Capital Market.

During the provided compliance periods, the Company will seek to regain compliance. The Company will also continue to monitor its stock price closely and will consider its options for regaining compliance in the event that its stock price remains below $1.00. No assurances can be made at this point as to whether the Company will regain compliance.

On December 31, 2007, the Company issued a press release announcing the NASDAQ letter. A copy of this press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

99.1	Press Release dated December 31, 2007

Incorporation by Reference

pSivida Limited hereby incorporates by reference this Current Report on Form 8-K in the Company’s registration statements (Nos. 333-132776, 333-132777, 333-135428, 333-141083, 333-141091 and 333-143225) on Form F-3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSIVIDA LIMITED

By:	/s/ Michael J. Soja
Name: Michael J. Soja Title: Vice President, Finance and Chief Financial Officer

Dated: January 2, 2008

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release dated December 31, 2007